                                                                    EXHIBIT 10.1

                 FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT FOR
                      GORDON BISHOP DATED SEPTEMBER 8, 1999

     WHEREAS, the Employer and the Employee desire to continue the employment relationship with the Employee providing services as President of the Consumer
Vision Division and the Employee desires to continue to render such services.

     WHEREAS, all capitalized terms not herein defined shall have the meaning ascribed to them in the Agreement dated September 8, 1999.

     WHEREAS, the parties have agreed to amend the above-referenced contract for
$1.00 and other good and valuable consideration as follows:

     2.   SCOPE OF EMPLOYMENT

          The first two sentences of Section 2(a) are deleted in their entirety and replaced with the following:

          (a) The Employee is hereby employed as President of the Consumer
          Vision Division. The employee shall perform such other duties as the
          Chief Executive Officer or the Employer may from time to time reasonably direct.

          The remaining of Sections in 2(a) (b) and (c) are unchanged.

     3.   COMPENSATION

          (a)  Base Salary. The annual base salary shall be $150,000 (Base
               Salary).

               The remainder of Section 3(a) is unchanged.

          (b)  Bonuses. The Section is deleted in its entirety and replaced with the following:

          (b) Bonuses. Employee may be entitled to such bonuses as may be authorized by the Employer's Board of Directors in its sole discretion.

     4.   BENEFITS, VACATIONS AND SEMINARS; SICK LEAVE

          Section 4(b) is amended as follows:

          (b)  Vacations and Seminars. This section is deleted in its entirety and replaced as follows:

          (b) Vacations and Seminars. The Employee shall be entitled to paid vacation of four weeks during the term of this Agreement. The time of said vacation shall be determined by mutual consent of the parties thereto.

          Section 4(a) and (c) remain unchanged.

     6.   TERM

          This section is deleted in its entirety and replaced as follows:

          6. Term. The term of this contract shall commence upon execution of this Amendment and shall continue until February 28, 2006.

     7.   TERMINATION OF EMPLOYMENT

          The following clause is deleted from Section 7(b):

               "three (3) months prior written"

          The following clause is deleted from Section 7(c):

               "six (6) months prior written"

          The remainder of Section (b) and (c) are unchanged.

     8.   PAYMENTS IN THE EVENT OF OR SEPARATION FROM SERVICE PRIOR TO CHANGE OF
          CONTROL.

          (a)  Death. The last sentence of Section 8(a) is deleted in its entirety.

          (b)  Section 8(b) is deleted in its entirety and replaced as follows:

          (b) Compensation Benefits Upon Termination. In the event the
          Employee's employment is terminated by resignation by the Employee or for any reason other than cause by the Employer, the Employee shall be paid, as severance pay, any Base Salary due for the remainder of the term of this Agreement to February 28, 2006 in bi-weekly installments.
          Further, in the event the Employee's employment hereunder is terminated by the Employer for any reason other than cause prior to
          August 31, 2005, the Employee is entitled, as severance pay, to Base
          Salary through August 31, 2006 in bi-weekly installments.

     11.  COVENANT NOT TO COMPETE

          Section 11 is hereby amended as follows:

          Covenant Not to Compete. The Non-Compete Period shall be for a period equal to the term of this Amendment so long as the Employer shall make the payments in amended Section 8. Additionally, the Covenant Not to
          Compete is limited to prohibit rendering services within, or for a
          Conflicting Organization with operations in, the State of Connecticut.
          Further, the definition of Conflicting Product is amended to delete
          OECC, P.A. a North Carolina professional association.

          The remainder of this Section is unchanged.

     14.  PAYMENTS UPON CHANGE IN CONTROL. The Section is deleted in its entirety.

Agreeing to be legally bound hereby on this 29th of April, 2005.

OptiCare Eye Health Systems,, Inc.

-----------------------------------------    -----------------------------------
Christopher J. Walls - President & CEO       Gordon Bishop